UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

 __________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 25, 2014

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INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
140 Caspian Court
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 572-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On February 28, 2014, Infinera Corporation (the “Company”) and Ita Brennan entered into a consulting agreement (the “Consulting Agreement”) in connection with Ms. Brennan’s resignation as described more fully in the Company’s Form 8-K filed on October 23, 2013. A copy of the Consulting Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Named Executive Officer Compensation. On February 25, 2014, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company approved the fiscal year 2014 compensation for the Company’s named executive officers. Brad Feller was promoted to the position of Chief Financial Officer effective March 1, 2014 and his compensation for fiscal year 2014 remains as disclosed in the Company’s Form 8-K filed on January 13, 2014.

Base Salaries. The Committee approved the following base salaries for the named executive officers, effective as of January 1, 2014:

		FY13	FY14
Named Executive Officer	Position	Base Salary	Base Salary
Thomas J. Fallon	Chief Executive Officer	$375,000	$468,750
Robert J. Jandro	Senior Vice President, Worldwide Sales	$350,000	$350,000
Alastair A. Short	Senior Vice President and General Counsel	$315,000	$315,000
David F. Welch, Ph.D.	President	$360,000	$375,000

Target Bonus Percentages. The Committee approved the following target bonus percentages, as a percentage of base salary, for the named executive officers for 100% achievement under the Company’s fiscal year 2014 Bonus Plan, effective as of December 29, 2013, the first day of fiscal year 2014:

		FY13 Target	FY14 Target
		Bonus	Bonus
		(as a percentage	(as a percentage
Named Executive Officer	Position	of Base Salary)	of Base Salary)
Thomas J. Fallon	Chief Executive Officer	125%	125%
Robert J. Jandro	Senior Vice President, Worldwide Sales	100%	100%
Alastair A. Short	Senior Vice President and General Counsel	50%	50%
David F. Welch, Ph.D.	President	80%	80%

Annual Equity Awards. On February 25, 2014, the Committee approved equity awards to certain of the named executive officers in the form of restricted stock units. The restricted stock units were granted pursuant to the Company’s 2007 Equity Incentive Plan (the “2007 Plan”) and are comprised of the following numbers of shares underlying the restricted stock units:

Named Executive Officer	Position	Restricted Stock Units
Thomas J. Fallon	Chief Executive Officer	106,888
Robert J. Jandro	Senior Vice President, Worldwide Sales	40,619
David F. Welch, Ph.D.	President	62,770

The restricted stock units vest as to one-third of the underlying shares annually on each of May 5, 2015, 2016 and 2017, subject to each named executive officer’s continued service to the Company.

Performance-Based Equity Awards. On February 25, 2014, the Committee approved equity awards to the named executive officers in the form of restricted stock units with performance-based vesting conditions (the “Performance-Based Awards”). The Performance-Based Awards were granted pursuant to the Company’s 2007 Plan and are comprised of the following target numbers of shares underlying restricted stock units:

		Performance-Based
Named Executive Officer	Position	Restricted Stock Units
Thomas J. Fallon	Chief Executive Officer	160,330
Robert J. Jandro	Senior Vice President, Worldwide Sales	27,079
Alastair A. Short	Senior Vice President and General Counsel	24,092
David F. Welch, Ph.D.	President	41,847
The Committee established a three-year performance period for the Performance-Based Awards, with one-third (1/3) of the target number of Performance-Based Awards eligible to vest based on the Company’s one-year total stockholder return as compared to the North American Technology Multimedia Networking Index (“IGN”), one-third (1/3) based on the two-year comparison to the IGN, and one-third (1/3) based on the three-year comparison to the IGN. The Performance-Based Awards shall only vest upon the determination by the Committee of the achievement of the performance metrics and are subject to each named executive officer’s continued service to the Company. The Performance-Based Awards are subject to a payout of between 0% and 150% of the target number of Performance-Based Awards based on the Company’s relative performance to the IGN. The Performance-Based Awards will payout at 150% if the Company’s stock price outperforms the IGN by 25% or more and will have a 0% payout if the Company’s stock price underperforms the IGN by 33% or more. In addition, if the total stockholder return during any period is negative (as a result of a decline in the stock price during such period), then the maximum payout for the Performance-Based Awards is 50%. In the event that there is a negative stockholder return during any of the first two one-year periods, then any potential payout above 50% would be rolled over to the next year and paid out only in the event that the Company’s relative performance to the IGN in the subsequent year was at least 100%, and the total stockholder return during that period was positive.

Bonus Plan. Pursuant to the Company’s Bonus Plan, the Committee shall, among other things, determine eligibility for participation, establish bonus pool funding criteria, determine target awards, and establish individual performance criteria. On February 25, 2014, the Committee approved the bonus pool funding and award payout criteria for all employees of the Company, including each of the named executive officers, for fiscal year 2014 (the “2014 Bonus Terms”). The funding of a bonus pool for named executive officers under the 2014 Bonus Terms is based on achievement by the Company against financial performance metrics, including revenue and operating income goals, for fiscal year 2014 (the “Financial Goals”), and on achievement by the Company against certain operational goals for fiscal year 2014 (the “Operational Goals”).

Pursuant to the 2014 Bonus Terms, each named executive officer may be eligible for a final bonus payout (the “Final Award”) based on the achievement of the Financial Goals and Operational Goals for fiscal year 2014. The Final Award, if any, will be determined as the product of: (a) the named executive officer’s Target Bonus, (b) the named executive officer’s base salary as of the last day of fiscal year 2014, (c) the named executive officer’s individual performance rating (the “Rating Percent”), and (d) the percentage of achievement of the Financial Goals and Operational Goals against targets established by the Committee. The Rating Percent will be set at 100%; provided, however, that the Committee, in its discretion and upon solicitation of the recommendation of the Company’s Chief Executive Officer, may increase or decrease the Rating Percent for any named executive officer by up to 25%. The Final Award for each named executive officer is capped at 175% of such named executive officer’s Target Bonus paid to such named executive officer.

The Committee retains the discretion to modify the 2014 Bonus Terms. The foregoing description is qualified in its entirety by reference to the Bonus Plan, a copy of which is attached as Exhibit 10.1 to the Form 8-K filed on February 14, 2011 and incorporated herein by reference.

Consulting Agreement. Pursuant to the Consulting Agreement, Ms. Brennan shall serve as a consultant to the Company for a period commencing on February 28, 2014 and terminating on August 31, 2014. As consideration for the services to be performed under the Consulting Agreement, Ms. Brennan shall be entitled to exercise any stock options vested as up to and including August 31, 2014; provided, however, that the continued vesting of all equity awards held by Ms. Brennan shall cease as of February 28, 2014. The foregoing description is qualified in its entirety by reference to the Consulting Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

10.1	Consulting Agreement between Ita Brennan and the Company dated February 28, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: March 3, 2014	By:	/s/ ALASTAIR A. SHORT
Alastair A. Short Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consulting Agreement between Ita Brennan and the Company dated February 28, 2014.